UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2014
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CareFusion Corporation
(Exact Name of Registrant as Specified in its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)
3750 Torrey View Court, San Diego, California 92130
(Address of Principal Executive Offices, Including Zip Code)
(858) 617-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On May 5, 2014, CareFusion Corporation (the “Company”) issued a news release (the “News Release”) announcing its results for the quarter and nine months ended March 31, 2014. A copy of the News Release is furnished as Exhibit 99.1 to this report.

Item 7.01	Regulation FD Disclosure
During a conference call scheduled to be held at 2:00 p.m. Pacific Time on May 5, 2014, the Company’s Chairman and Chief Executive Officer and Chief Financial Officer will discuss the Company’s results for the quarter and nine months ended March 31, 2014. The slide presentation for the conference call is furnished as Exhibit 99.2 to this report.

In the News Release and slide presentation, the Company presents non-GAAP financial measures that exclude certain amounts, including, “adjusted segment profit”, “adjusted operating expenses”, “adjusted operating income”, “adjusted operating margin,” “adjusted income from continuing operations”, “adjusted diluted earnings per share from continuing operations”, and “adjusted effective tax rate”. Definitions of these non-GAAP financial measures, including reconciliations to the most comparable GAAP financial measures, are contained in the News Release and slide presentation. The Company’s management uses these non-GAAP financial measures to evaluate the Company’s performance and provides them to investors as a supplement to the Company’s reported results, as they believe this information provides additional insight into the Company’s operating performance by disregarding certain non-recurring items. These non-GAAP financial measures should not be considered in isolation, as a substitute for, or as superior to, financial measures calculated in accordance with GAAP, and the Company’s financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on May 5, 2014*
99.2	Slide presentation*
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*Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: May 5, 2014	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	News release issued by CareFusion Corporation on May 5, 2014*
99.2	Slide presentaion*
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*Furnished herewith.